UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) December 13, 2016
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Commission File Number	Registrant; State of Incorporation Address; and Telephone Number	I.R.S. Employer Identification No.

001-31303	BLACK HILLS CORPORATION (A South Dakota Corporation) 625 Ninth Street Rapid City, South Dakota 57701 Telephone 605.721.1700	46-0458824
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 13, 2016, Robert P. Otto accepted the Board of Directors appointment to serve as a Director effective January 1, 2017. He was appointed as a Class I Director whose term will be considered for re-election at the 2017 Annual Meeting of Shareholders. The Board of Directors also temporarily increased the size of the Board from 10 to 11 directors to allow a smooth transition for director retirements that are anticipated in the next few years.

The press release is attached as Exhibit 99 to this Form 8-K.

Item 9.01    Financial Statements and Exhibits
(d)    Exhibits
99    Press release dated December 14, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLACK HILLS CORPORATION, Registrant

By:/s/ Brian G. Iverson
Brian G. Iverson
Senior Vice President
and General Counsel

Date: December 14, 2016

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